Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Report”) of United States Diesel-Heating Oil Fund, LP (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Stuart P. Crumbaugh, the Chief Financial Officer of United States Commodity Funds LLC, General Partner of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 10, 2016	By:	/s/ Stuart P. Crumbaugh
	Name: Title:	Stuart P. Crumbaugh Chief Financial Officer United States Commodity Funds LLC, General Partner of United States Diesel-Heating Oil Fund, LP